FHLBNY: Strong Performance for
Customers and Shareholders
Stockholders Meeting
June 4, 2015
Exhibit 99.1
© 2015 FEDERAL HOME LOAN BANK OF NEW YORK • 101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM

FHLBNY
»
“Advances Bank” strategy
»
Strong performance record for customers and shareholders
»
Conservatively positioned balance sheet
»
FHLBank
System’s financial results have improved since the
financial crisis
Key Messages

FHLBNY
FHLBNY is the Largest Home Loan Bank as Measured by
Advances and 2
nd
Largest by Asset Balances
Total Advances
($ Billions)
Change in Advances: 2Q07 vs
1Q15
Note: As of March 31, 2015
$0
$20
$40
$60
$80
$100
SEA
DAL
TOP
IND
BOS
CHI
SFR
PIT
DSM
CIN
ATL
NYK
-70%
-53%
-25%
-1%
-20%
34%
-74%
12%
181%
41%
-18%
45%
-100%
-50%
0%
50%
100%
150%
200%
SEA
DAL
TOP
IND
BOS
CHI
SFR
PIT
DSM
CIN
ATL
NYK

FHLBNY
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
NYK
PIT
ATL
CIN
DSM
BOS
SFR
TOP
IND
DAL
CHI
SEA
Advances
MBS
MPF/MPP
Other Investments
Cash and Other
We Have Consistently Maintained a High Percentage of
Advances Relative to Assets
HLBanks
Balance Sheet Mix
4
Note: As of March 31, 2015
4

FHLBNY
5
FHLBNY’s Member Base is Diverse
Total Advances (Par) = $86.8 B
Top Borrowers
Member Type
Advances to Puerto Rico members totaled $1.3 billion.
Note: As of March 31, 2015
Commercial
Bank
143
Insurance
Company
7
Savings
Bank
93
CDFI
2
Credit Union
84
Top 5
Borrowers
$48.2
Next 5
Borrowers
$14.3
All Other
Borrowers
$24.3

FHLBNY
6
The Bank’s Financial Performance Has Been Strong
FHLBNY -
Financial Results Highlights
March 31,
2015
December
31,
2014
December 31,
2013
December 31,
2012
Period End Balances
Advances
$88,524
$98,797
$90,765
$75,888
MBS Investments*
13,589
13,552
13,373
12,620
Total Assets
119,379
132,825
128,333
102,989
Consolidated Obligations
111,007
123,580
119,146
94,564
Capital Stock
5,112
5,580
5,571
4,797
Retained Earnings
1,107
1,083
999
894
Results
Net Interest Income
$119
$444
$421
$467
Operating Expenses
23
86
83
83
Net Income
88
315
305
361
Notes:  All $ millions.  * 97% of the bank’s MBS investments are GSE securities.
6

FHLBNY 7 Our Dividends Have Been Reliable and Exceeded Market Reference Rates FHLBNY Dividend History 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 FHLBNY Dividend 3 Month Libor Fed Funds (Effective Rate)

FHLBNY 8 FHLBNY Dividend Returns Have Exceeded Those of Other FHLBanks 0% 1% 2% 3% 4% 5% SEA CHI DAL BOS PIT ATL SFR DSM TOP IND CIN NYK Average HLB Dividend Rates 2009-2014

FHLBNY FHLBank Balance Sheets Are Scalable to Meet Member Liquidity Needs 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 HLBank System Advances Balances FHLB System 9

FHLBNY
3.4%
36.6%
6.1%
-32.0%
-24.2%
-12.6%
1.8%
17.1%
14.5%
-5.0%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q15
System Advances Decreased During the First Quarter After
Strong Growth in 2013 and 2014
10
HLB
System
Change
in
Advance
Balances

FHLBNY
System Financial Performance Has Improved Considerably
Since the Financial Crisis
FHLBank
System Net Income: 2001-1Q 2015
($Millions)
11
FHLBank
System ROE: 2001-1Q 2015
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q1 2015
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q 2015
11
Note: The calculation of  ROE and Net Income in the charts excluded $480 mm the gains PLMBS on litigation settlements in the 1Q 2015

FHLBNY
Retained Earnings Grew Four-fold Since the End of 2008
While System Assets Declined 35%
HLBank
System: Retained Earnings Growth
12
Notes:  URE = Unrestricted Retained Earnings.  RRE = Restricted Retained Earnings.
Retained earnings and capital stock are defined on a regulatory basis.
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
$-
$2
$4
$6
$8
$10
$12
$14
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q 2015
$Billion
URE (LHS)
RRE (LHS)
%RE/Capital Stock (RHS)

FHLBNY
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
SFR
SEA
BOS
CHI
IND
DAL
NYK
CIN
ATL
PIT
TOP
DSM
GAAP
Regulatory
All FHLBanks
Exceed Minimum Regulatory Capital Requirements
FHLBanks
Capital-to-Assets Ratio
13
Note: As of March 31, 2015

Advancing Housing and Community Growth
The
information
provided
by
the
Federal
Home
Loan
Bank
of
New
York
(FHLBNY)
in
this
communications
is
set
forth
for
informational
purposes
only.
The
information
should
not
be
construed
as
an
opinion,
recommendation
or
solicitation
regarding
the
use
of
any
financial
strategy
and/or
the
purchase
or
sale
of
any
financial
instrument.
All
customers
are
advised
to
conduct
their
own
independent
due
diligence
before
making
any
financial
decisions.
Please
note
that
the
past
performance
of
any
FHLBNY
service
or
product
should
not
be
viewed
as
a
guarantee
of
future
results.
Also,
the
information
presented
here
and/or
the
services
or
products
provided
by
the
FHLBNY
may
change
at
any
time
without
notice.
Questions?
101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM

FHLBNY Business Update Stockholders’ Meeting June 4, 2015 © 2015 FEDERAL HOME LOAN BANK OF NEW YORK • 101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM

FHLBNY
FHLBNY Mission
2
To advance housing opportunity and local community development by maximizing the capacity of community-based member-lenders to serve their markets.
The four business lines help meet members’ needs & achieve the FHLBNY Mission.
FHLBNY LINES OF BUSINESS
TENOR:
»
Overnight to 30 years
TERM:
»
Fixed Rate, Floating Rate, Callable, Putable, Forward
Starting, or Amortizing
PURPOSE:
»
Liquidity management
»
Asset/liability management
Transactional micro hedges
Balance sheet macro hedges
»
Minimizing liability costs
»
Wholesale leveraging
»
Funding retail loan growth
»
Prefunding branches
Advance Characteristics:

FHLBNY
$824
$441
$452
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
FHLBanks
Freddie Mac
Fannie Mae*
YE03
YE04
YE05
YE06
YE07
YE08
YE09
YE10
YE11
YE12
YE13
YE14
04/15
Federal Home Loan Bank System (FHLBank) Bond Issuance
*As of 3/31/2015
3
The types of bonds offered, frequency of issuances, size of issuances and investor base continue to improve.
The
Federal
Home
Loan
Bank
System
Guide:
www.fhlbanks.com
Connecting Investors with Homeowners
GSE DEBT OUTSTANDING

FHLBNY
FHLBank Bond Issuance

Investor appetite for FHLBank
Bonds remain strong both domestically and abroad.
GLOBAL BOND INVESTOR DISTRIBUTION
By Geographic Region
By Investor Type
Asia
US
Europe
Other/
Unknown
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Central Banks
Fund
Managers
Banks
Pension/Ins
State/Local
Other/
Unknown
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

FHLBNY
FHLBank Bond Issuance

FHLBank
Debt spreads to LIBOR continue to improve and spreads to treasury are historically tight.
HISTORY OF CONSOLIDATED OBLIGATIONS AGAINST LIBOR
5Y FHLB COST OF DEBT VS. 5Y TREASURY
-100
-60
-20
20
60
100
140
1 Month
3 Month
1 Year
2 Year
3 Year
5 Year
7 Year
10 Year
6/29/07 COF Curve
3/31/09 COF Curve
3/30/12 COF Curve
3/31/2015 COF Curve
0.00
0.50
1.00
1.50
2.00
2.50
0.00
1.00
2.00
3.00
4.00
5.00
6.00
3/06
3/07
3/08
3/09
3/10
3/11
3/12
3/13
3/14
3/15
5Y Spread (Right-
5Y Treasury
5Y FHLB Debt
Linear (5Y FHLB Debt)
Axis)

FHLBNY
Advance Rates, Trends and Offerings

Advance rates are at historic lows and the shape of the Advance Curve is surfacing opportunities.  The
Funding Gap is the basis for advance demand, and remains wide.
FHLBNY
ADVANCE CURVE
FIXED-RATE ADVANCES ARE AT HISTORIC LOWS
THE COST TO EXTEND HAS DECREASED
FHLBNY MEMBERS FUNDING GAP
2Y vs. 5Y
2Y vs. 10Y
3/31/15
-0.90
-1.77
24 Month Low
-0.70  (1/15)
-1.73 (1/15)
New Lows
for Last 12 Months
1Y Adv:
0.42
On 5/23/2014
3Y Adv:
1.14
On 5/6/2014
5Y Adv:
1.69
On 1/14/2015

FHLBNY
Advance Rates, Trends and Offerings

The growth in member balance sheets and the increased focus on interest rate risk are the main drivers behind member funding preferences.
MEMBER ADVANCES OUTSTANDING
FHLBNY
ADVANCES ISSUED & STILL OUTSTANDING

FHLBNY
The FHLBNY continually looks for ways to create value for Members through the advances program.
Advance Rates, Trends and Offerings
Results of the Long-Term Advance Special
8
NEW YORK
NEW JERSEY
PUERTO RICO
U.S. VIRGIN ISLANDS
9
7
1
0
BORROWERS COMPOSITION BY REGION
Term (YR)
Discount to
Regular
Advance
Pricing (BPS)
Amount Cap
($MM)
Total
Program
Amount Cap
($MM)
Per Member
4 to < 7
-5
$500
$125
7 to < 10
-7
$1,000
$250
10 and Longer
-10
$1,000
$250
PROGRAM TERMS
ASSET SIZE
INSTITUTION TYPE
ADVANCE TERMS
to $2.5B
Target
Millions
Borrowing Members
# Transactions
31.40%
17
$785.05
28
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

FHLBNY
Top 10 Borrowers ($Billions)
Customer Name
Advances
3/31/15
YTD
Change
Citibank, N.A.
$15.25
($12.75)
Metropolitan Life Insurance Co.
$12.57
$0
New York Community Bank
$7.93
($0.954)
Hudson City Savings Bank, FSB
$6.03
$0
HSBC Bank USA
$5.60
+$4.60
First Niagara Bank
$4.78
($0.262)
Investors Bank
$3.01
+$0.396
Astoria Bank
$2.40
+$0.016
Prudential Insurance
$2.23
$0
Valley National Bank
$1.90
$0
Total
of Top 10 Borrowers
$61.70
($8.954)
Total Advances Outstanding
$86.832
($10.385)
Top 10 as
a % of
Total Advances
74%
-
Advances Outstanding by Institution Type
9
2004-YTD15
The types of borrowing Members is becoming more diverse.
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
12/04
12/05
12/06
12/07
12/08
12/09
12/10
12/11
12/12
12/13
12/14
03/15
Thrifts
Commercial Banks
Insurance Company
Credit Unions
Housing Associates
Total Advances Outstanding

FHLBNY
Community Development Programs

The popularity of the CI program has been growing, particularly in the Caribbean region as of late, as Members have placed an emphasis on investing in their communities.
TOTAL CI ADVANCES (DAILY AVERAGE)
11/8/12
–
FHLBNY initiates
Disaster Relief Funding program
(DRF), designed for Members to
assist in rebuilding communities
affected by Superstorm Sandy.
FHLBNY allocates $1B in low-cost
funding.  Program closed 12/31/13.
Recent Growth in CI Participation
by Caribbean Members
COMMUNITY LENDING PROGRAMS
»
Equipment Purchase for
Small Business Expansion
»
Debt Refinancing for Small
Businesses
»
Debt Consolidation for
Small Businesses
»
Handicapped-Accessible
Vans
»
Fire Stations and Trucks
»
Grocery Stores
»
Retail Stores
»
Educational Facilities
»
Healthcare Facilities
»
Office Buildings
»
Daycare Centers
»
Origination of single-family
mortgages
Commercial/Economic
Development
Housing
»
Refinancing of single-family
mortgages
»
Financing of housing
projects:
–
Property acquisition
–
Construction
–
Permanent financing
–
Re-financing
–
Renovation/Rehabilitation
–
Home Improvement
Project specific uses of CIP, UDA & RDA Funds
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
$3,200
$3,400
$3,600
$3,800
$4,000
$4,200
$4,400
Total CI with Caribbean Members
Total CI without Caribbean Members
$0
$8
$16
$24
$32
$40
$48
$56
$64
$72
$80
$88
$96
$104

FHLBNY
Continuous Educational Outreach Initiatives

We provide relevant education, emerging topics, and trends to our Members.
FHLBNY
RESOURCE
CENTER
—
CREATED
TO
HELP
YOU
MAXIMIZE
YOUR
MEMBERSHIP
Gain access to educational information and various
tools to help address your institution’s unique set of
challenges, such as:
»
Managing interest rate risk
»
Increasing profitability
»
Increasing Net Interest Margin
»
Locking in spreads to preserve margins
Examples of the materials you can find:
»
Strategy articles
»
Presentations, Tutorials and Webinars
»
Workshops and Tools
»
Fact Sheets and Other Information
Take advantage of this readily available center by
visiting:  www.fhlbny.com/members/resource-center
»
Mitigating Net Interest Income at Risk and Economic Value of Equity at Risk
»
Achieving asset/liability management goals without increasing the size of the balance sheet
Through
the
FHLBNY
Resource
Center
you
can
also
request
a
Member-Director
Education
Session
This program is specifically created for our Members’ directors and managers, and is customized to address their specific needs and concerns, as well as a wide range of issues commonly faced by most community lenders.

Advancing Housing and Community Growth
Adam Goldstein
SVP,  Head of Sales & Marketing
212-441-6703
goldstein@fhlbny.com
101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM
The information provided by the Federal Home Loan Bank of New York (FHLBNY) in this communications is set forth for informational purposes only. The information
should
not
be
construed
as
an
opinion,
recommendation
or
solicitation
regarding
the
use
of
any
financial
strategy
and/or
the
purchase
or
sale
of
any financial instrument. All customers are advised to conduct their own independent due diligence before making any financial decisions. Please note that the past performance of any FHLBNY service or product should not be viewed as a guarantee of future results. Also, the information presented here and/or the services or products provided by the FHLBNY may change at any time without notice.